UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2007

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive, 6th Floor
Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2007, the Board of Directors (the “Board”) of AMAG Pharmaceuticals, Inc., f/k/a Advanced Magnetics, Inc. (the “Company”), voted to adopt new severance and change of control arrangements for the following executive officers of the Company:  Brian J.G. Pereira, President and Chief Executive Officer, David Arkowitz, Chief Financial Officer and Chief Business Officer, Joseph L. Farmer, General Counsel and Vice President of Legal Affairs, Louis Brenner, Senior Vice President, and Timothy G. Healey, Senior Vice President of Commercial Operations.  In connection with such vote, the Company filed a Current Report on Form 8-K on May 16, 2007 (the “Original 8-K”) describing such new severance and change of control arrangements.  The Company disclosed in the Original 8-K that the then current employment agreements with each of those officers would be amended to reflect the changes described in the Original 8-K.  The contents of Item 5.02 of the Original 8-K are hereby incorporated by reference into this filing.

On July 31, 2007, the Company and each of the officers set forth above entered into amended and restated employment agreements to include the new severance and change of control terms referred to above.  This Current Report on Form 8-K includes copies of each of such executed employment agreements as exhibits hereto.  The description of the severance and change of control arrangements described or incorporated by reference herein is qualified in its entirety to the copy of such employment agreements filed as Exhibits 10.1 through 10.5 and incorporated by reference hereto.

Appointment of Jerome Lewis as Executive Officer; Compensation Matters

On July 30, 2007, the Board voted to elect Jerome Lewis, the Company’s Vice President of Scientific Operations, as an executive officer of the Company.  In connection with such appointment, the Board approved the amendment and restatement of Mr. Lewis’ employment agreement to provide new severance and change of control arrangements.  Mr. Lewis’ employment agreement provides for an annualized base salary of $225,000 and a bonus of up to 35% of base salary based upon the achievement of specific and measurable individual and company performance objectives established by the Board or Compensation Committee in consultation with the Chief Executive Officer.  The performance objectives are not disclosed because they would cause competitive harm to the Company.

On July 31, 2007, the Company and Mr. Lewis entered into an amended and restated employment agreement to include the severance and change of control terms described below.

Severance Due After Termination of Employment.

In the event that the Company terminates the employment of Mr. Lewis, other than for death, disability or cause (as such term is defined in his employment agreement), or Mr. Lewis resigns for good reason (as such term is defined in his employment agreement), and (i) Mr. Lewis has complied with all his obligations under all agreements with the Company, and (ii) Mr. Lewis signs a general release of claims in a form acceptable to the Company, then the Company has agreed to pay severance to Mr. Lewis in an amount equal to 12 months of base salary, paid in equal installments over the severance period in accordance with the Company’s usual payroll schedule.  This paragraph shall not apply during the one year period following a change of control (as such term is defined in his employment agreement).

Payments and Benefits upon a Change of Control.

Upon the closing of a transaction that constitutes a change of control of the Company, 50% of the unvested outstanding options and/or restricted stock units then held by Mr. Lewis shall become vested.  In addition, in the event that within one year from the date a change of control of the Company occurs, the Company or its successor terminates the employment of Mr. Lewis other than for death, disability or cause, or if Mr. Lewis resigns for good reason, and Mr. Lewis (i) has complied with all his obligations under all agreements with the Company, and (ii) signs a general release of claims in a form acceptable to the Company, then the Company has agreed to provide Mr. Lewis with the following benefits post-termination:

• 12 months of base salary, paid in equal installments over the severance period in accordance with the Company’s usual payroll schedule;

• one time the average bonus paid to Mr. Lewis during the prior three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

• continuation of health and dental benefits until the earlier of (a) 24 months post termination or (b) health and dental coverage being provided to Mr. Lewis under another employer’s health and dental plan; and

• the acceleration of vesting of any unvested outstanding stock options and restricted stock units that were granted before such change of control.

The description of the severance and change of control arrangements described herein is qualified in its entirety to the copy of such employment agreement filed as Exhibit 10.6 and incorporated by reference hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby files the following exhibits:

10.1	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Brian J.G. Pereira, M.D.
10.2	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and David Arkowitz.
10.3	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Joseph L. Farmer.

10.4	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Louis Brenner.
10.5	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Timothy G. Healey.
10.6	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Jerome Lewis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice
President of Legal Affairs

Date: August 3, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Brian J.G. Pereira, M.D.
10.2	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and David Arkowitz.
10.3	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Joseph L. Farmer
10.4	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Louis Brenner.
10.5	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Timothy G. Healey.
10.6	Amended and Restated Employment Agreement dated as of July 31, 2007 between the Company and Jerome Lewis.